UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205 Richmond, VA 23235
Name and address of agent for service:	The Corporation Trust Co., Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801 With Copy to: John H. Lively Practus, LLP 11300 Tomahawk Creek Parkway, Ste. 310 Leawood, KS 66211
Registrant's telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	September 30
Date of reporting period:	September 30, 2022

Item #1(a). Reports to Stockholders.
1(b). Not applicable.

Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and the Clifford Capital International Value Fund (the “Clifford Capital Funds”)

ANNUAL REPORT

For the Year Ended September 30, 2022

Clifford Capital Partners Fund

Clifford Capital Focused Small Cap Value Fund

Clifford Capital International Value Fund*

* Commencement of Operations May 6, 2022

Clifford Capital Funds

Shareholder Letter

Clifford Capital Partners Fund, Focused Small Cap Value Fund,
and International Value Fund (the “Funds”)
Annual Report for the Period October 1, 2021 – September 30, 2022

Clifford Capital Partners Fund Performance

	Average Annual Returns as of September 30, 2022
	1-Year	3-Year	5-Year	Inception (1/30/2014)	Total Return, Since Inception (1/30/2014)
Institutional Class (CLIFX)	-13.23%	6.42%	6.04%	8.72%	106.34%
Investor Class (CLFFX)	-13.44%	6.16%	5.83%	8.50%	102.70%
Russell 3000® Value Index(1)	-11.83%	4.34%	5.08%	7.13%	81.65%

	Average Annual Returns as of September 30, 2022
	1-Year	3-Year	5-Year	Inception (10/17/2019)	Total Return, Since Inception (10/17/2019)
Super Institutional Class (CLIQX)	-13.23%	n/a	n/a	6.50%	20.47%
Russell 3000® Value Index	-11.83%	n/a	n/a	4.44%	13.70%

Expense Ratio Gross/Net: CLIFX 1.42%/0.90%; CLFFX 1.61%/1.15%; CLIQX 1.35%/0.82%

(1)   The Russell 3000® Value Index is a capitalization-weighted index which is designed to measure performance of Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. Numbers presented include the reinvestment of dividends (total return). An investor cannot invest directly in an index.

ANNUAL REPORT

Clifford Capital Focused Small Cap Value Fund Performance

	Average Annual Returns as of September 30, 2022
	1-Year	3-Year	5-Year	Inception (10/1/2019)	Total Return, Since Inception (10/1/2019)
Institutional Class (FSVVX)	-21.06%	n/a	n/a	3.23%	10.00%
Russell 2000® Total Return Value Index(2)	-17.72%	n/a	n/a	5.33%	16.86%

	Average Annual Returns as of September 30, 2022
	1-Year	3-Year	5-Year	Inception (1/31/2020)	Total Return, Since Inception (1/31/2020)
Super Institutional Class (FSVQX)	-20.98%	n/a	n/a	3.82%	10.52%
Investor Class (FSVRX)	-21.26%	n/a	n/a	3.50%	9.61%
Russell 2000® Total Return Value Index	-17.72%	n/a	n/a	4.28%	11.81%

Expense Ratio Gross/Net: FSVVX 3.01%/1.05%; FSVQX 2.93%/0.97%; FSVRX 3.30%/1.30%

(2)   The Russell 2000® Total Return Value Index is a capitalization-weighted index which is designed to measure performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Numbers presented include the reinvestment of dividends (total return). An investor cannot invest directly in an index.

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Clifford Capital International Value Fund Performance

	Average Annual Returns as of September 30, 2022
	1-Year	3-Year	5-Year	Inception (5/6/2022)	Total Return, Since Inception (5/6/2022)
Institutional Class (CCIVX)	n/a	n/a	n/a	n/a	-18.80%
Investor Class (CIIRX)	n/a	n/a	n/a	n/a	-18.90%
Super Institutional Class (CIVQX)	n/a	n/a	n/a	n/a	-18.80%
MSCI EAFE Value, Net Return(3)	n/a	n/a	n/a	n/a	-15.88%

Expense Ratio Gross/Net: CCIVX 1.87%/1.06%; CIIRX 2.12%/1.31%; CIVQX 1.79%/0.98%

Clifford Capital Partners, LLC (the “Adviser”) has contractually agreed to reduce fees and/or reimburse certain expenses for the Funds until January 31, 2024.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 628-4077. Short term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made based solely on returns.

Invitation to Visit the Funds’ Website at www.cliffordcapfunds.com

In an effort to communicate with all shareholders, we invite you to bookmark the Clifford Capital Funds’ website at cliffordcapfunds.com where you may find quarterly commentary and other information relevant to the Funds. We hope you find this additional information insightful and instructive.

(3)The MSCI EAFE Value Index is a capitalization-weighted index which is designed to measure performance of large and mid cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the United States and Canada. Numbers presented to include the reinvestment of dividends, net of withholding taxes.

ANNUAL REPORT

Clifford Capital Funds

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Performance Summary

It has been rough sledding for the Funds during the past year as global stock markets have been in upheaval. We attribute most of the stock market weakness to higher interest rates across the globe as much of the world is grappling with higher inflation. In the U.S., the Fed has begun tightening monetary conditions and raising interest rates, which has been a shock to the domestic financial system. This sea change in Fed behavior was coupled with extremely high stock valuations in certain subsets of the U.S. market coming into the year, which we think has led to outsized losses in many stocks. We also believe investors in many nations—including the U.S.—continue to worry about an economic recession, which many believe has started already or will begin in short order.

Both the Clifford Capital Partners Fund (“Partners Fund”) and the Clifford Capital Focused Small Cap Value Fund (“FSCV Fund”), which we’ll collectively name hereafter the “Domestic Funds”, underperformed their respective benchmarks over the one-year period ending September 30, 2022. The Clifford Capital International Value Fund (“IV Fund”) has also lagged its benchmark over its short existence (inception was less than 5 months prior to September 30, 2022). Given the abbreviated time frame since the IV Fund’s inception, the commentary below will mostly relate to the Domestic Funds, although many of the same dynamics are affecting stock markets across the entire world.

Core Value and Deep Value Dynamic

The Funds employ a mix of Core Value investments (companies deemed by us to be high quality companies that earn high returns on capital) and Deep Value investments (opportunistic investments in non-Core Value companies that are out of favor and deemed by us to be significantly undervalued). The Funds will always hold a majority weighting in Core Value stocks (50-75% for the Domestic Funds and 50-90% for the IV Fund), while Deep Value stocks are limited to a maximum weighting of 50%. While Deep Value investments represent the smaller sleeve of the two, we believe it typically packs a mighty punch, often accounting for most of the Funds’ outperformance or underperformance in a given period.

Over the past year, the Domestic Funds’ Deep Value investments have meaningfully underperformed, while their Core Value stocks held up much better than their respective benchmarks. This Deep Value underperformance has been a trend over the last 5 quarters (since June 30, 2021), which has been a headwind to the Domestic Funds’ overall performance, but our conviction in our Deep Value stocks remains strong. This was also the opposite of what we

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had witnessed for the Domestic Funds in the 5 quarters prior to June 30, 2021, as Deep Value stocks meaningfully outperformed coming out of the Pandemic Panic in early 2020, while Core Value stocks lagged. As you’ll see from the table below, the Domestic Funds’ overall performance results reflected the see-saw we’ve witnessed with the Deep Value sleeve’s performance:

	June 30, 2021 – Sept. 30, 2022 (last 5 quarters)	March 31, 2020 – June 30, 2021 (prior 5 quarters)	One-Year ended Sept. 30, 2022
Partners Fund (CLIFX)	-17.7%	100.0%	-13.2%
Russell 3000® Value	-12.6%	66.5%	-11.8%
FSCV Fund (FSVVX)	-28.4%	127.5%	-21.1%
Russell 2000® Value	-20.2%	106.0%	-17.7%

We believe market conditions in recent periods have not been normal and we do not think the volatility we’ve seen in the Domestic Funds’ Deep Value stocks is normal either. In the last few years, we have seen a global pandemic that upended the world, and what we believe to be a speculative bubble in Technology and other “new economy” stocks. We think this bubble was spurred by a belief that traditional industries (a good definition for many of the Domestic Funds’ Deep Value investments) were facing an accelerated pace of competitive disruption and potential obsolescence. While we believe there are elements of truth to this belief (most bubbles are formed on rational ideas that are simply taken too far), we think it has led to some tremendous bargains in companies that are better protected against competitive disruption than investors believe. We think these factors have led to bifurcated performance periods for our Deep Value investments; at times they underperform sharply and trade for extremely low valuations, which inevitably leads to improved performance as investors recognize the value inherent in these companies.

We have been surprised in many cases with how low valuations have become for our Deep Value names while valuations are extremely high for more popular stocks, which suggests that in recent years valuation simply hasn’t mattered to many investors. As illustrated later in this commentary, hundreds of U.S. stocks today trade for more than 8.5 times sales (not profits, but sales!), which is an extremely high valuation, while several of the Domestic Funds’ holdings are trading for a small fraction of sales and less than 3 times free cash flow(4) (an extremely low valuation!). We strongly believe that valuation always matters, even if there are relatively long periods of time where investors seem to forget it.

(4)Free cash flow is generally defined as cash flow from operations minus capital expenditures. It is a measure of profitability used to determine how much excess profit a company generates that may be used for distribution among its security holders (i.e. debt payments, dividends, share repurchases, acquisitions).

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We continue to believe that the Domestic Funds’ best investment opportunities today lie in their currently underperforming Deep Value stocks, many of which we believe are trading at extremely attractive levels with significant upside potential (all-time low valuations in some cases). As such, we continue to have a high weighting in Deep Value stocks in the Domestic Funds. This decision was driven by our conviction in the investment merits of each individual investment—a bottom-up focus—and not based on our educated guesses of the direction of the Fed or the economy. We have identified Key Thesis PointsTM (“KTPs”) for each stock; long term catalysts that we believe will improve the economic prospects of each company, which we believe will translate into better stock performance.

We also note that the past year provides a great microcosmic lesson about why we have the mix of Core Value and Deep Value investments. Even though the Domestic Funds’ Deep Value stocks have meaningfully detracted from performance results, Core Value investments have outperformed, leading to the Domestic Funds staying within “striking distance”, in our opinion, of their respective benchmarks. We also believe that the losses incurred by the Domestic Funds’ Deep Value investments are temporary and have led to deeply depressed valuations, which we think can lead to strong upside potential when the fundamentals of these businesses begin improving like we believe they will. We view the Domestic Funds’ Deep Value investments similarly to a beach ball being held underwater: the deeper down the ball goes, the more pressure there is for it to “pop” back to the surface. We believe our KTPs are the catalysts for these “pops”.

Recently there has been significant upheaval in interest rates, investor expectations, and a clear slowdown in economic conditions that has moved investor focus more towards macro concerns rather than the long-term outlook for individual companies. As such, we’ve observed that some companies’ clear progress towards long term KTPs has often been ignored recently. However, we believe most of these macro issues will eventually subside (or become fully discounted by the stock market) and the Domestic Funds’ Deep Value “beach balls” will lead the charge when our investment companies’ performance improves, catalyzed, in our view, by KTPs.

U.S. Market Valuations – Are We There Yet?

The chart below shows the valuation levels of the Russell 3000® Index(5) (a good proxy for the entire U.S. stock market) for four important periods: the end of 1999 (near the end of the dotcom bubble), the end of 2008, (near the end of the Great

(5)The Russell 3000® Index is a capitalization-weighted index which is comprised of the stocks within the Russell 1000® and the Russell 2000® Indices. This index of securities represents approximately 98% of the investable U.S. equity market. Numbers presented include the reinvestment of dividends (total return). An investor cannot invest directly in an index. Moreover, index performance does not reflect the deduction of advisory fees, transaction charges, and other expenses.

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Financial Crisis and what, in hindsight, was a great buying opportunity), the end of 2021 (a period we believed represented a new bubble), and September 30, 2022 after a meaningful stock market correction during 2022 to-date. We segmented the Russell 3000® Index constituents into five equal groups (quintiles) ranked on their price to sales ratio, which we believe is a simple valuation metric, but one that is less vulnerable to fluctuations in earnings/cash flow. The price to sales ratio is a simple answer to the question, “how many dollars are stock investors paying for each dollar of sales generated by a company?”

2022 so far has not been kind to U.S. stock investors (Russell 3000 declined 24.6% during the first nine months of the year) and a common question we’ve heard from investors is “are we close to the bottom??” – the stock market equivalent of every parent’s ubiquitous road trip question, “are we there yet??”

Price to Sales Ratios(6) at the end of 1999, 2008, 2021 and
September 30, 2022
(most expensive to least expensive quintiles)

U.S. stocks are definitely cheaper than they were at the beginning of the year, but we don’t view valuations of the overall stock market as very cheap overall. Even after 2022’s meaningful downdraft, most of the market quintiles are still close to the price/sales level at the end of 1999, near the peak of the dotcom bubble. Of

(6)Price to Sales ratio is the ratio of a company’s or index’s current market capitalization to its sales over the prior 12 months as of the date of the analysis. For this chart, the Russell 3000® Index was sorted by highest to lowest price to sales ratio in fifths (quintiles) for all index stocks with available price/sales data for each time period (about 90%, 95%, and 92% of total Index constituents were included for 1999, 2008, and 2021, respectively). 9/30/2022 data was obtained from the same constituents as at 12/31/2021 for comparability. The datapoint presented on the chart is the median price/sales ratio for each quintile.

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note, the most expensive stocks continue to be the worst performing quintile of the stock market in 2022 (not a surprise to us), but the least expensive quintile has not meaningfully outperformed either (which has been a surprise to us).

We still think owning stocks in companies on the lower end of the valuation spectrum is a prudent discipline. As you can see from the chart below, the Domestic Funds are valued in the lowest quintile of the overall U.S. stock market based on price to sales, well below their respective benchmarks.

100
75
50
25
0
Russell 3000 Value Index
Russell 2000 Value index
Partners Fund
FSCV Fund
Price to Sales
(% Rank, High to Low)
Based on Russell 3000 Index constituents with price to sales data at 9/30/2022

Data Source: Bloomberg

We think there are multiple ways for extremely inexpensive stocks to become worth more. Borrowing from some past Fund commentary:

We think owning stocks with lower valuations is always prudent, but especially today in an environment where many investors are taking a more skeptical view of the future. From a pragmatic viewpoint, we think companies with lower valuations have more options to improve their stock prices. For example, share repurchases made at low valuations can result in material share count reductions and earnings per share accretion, dividend yields become more meaningful, and we believe activist investors and strategic/financial buyers become more interested in cheaper companies, leading to mergers and acquisitions activity.

We have already seen some of these types of actions happen—or rumored to be happening soon—among our favorite inexpensively-valued holdings.

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So Why Haven’t Cheap Stocks Held Up Better?

We have observed that many of the global stock market’s least expensive stocks are in companies that have more economic sensitivity, so recession worries have weighed on their stock prices. Additionally, many inexpensively valued companies have meaningful debt, and investors are (correctly) concerned about the effect of higher interest rates on their borrowing costs and their ability to refinance existing debt when the time comes (we discuss this some more below).

We understand the logic of investors being wary of recession and debt in today’s environment, but we also think there are several investment opportunities that have arisen because of the rapidity and violence of the market’s reactions to these areas. As contrarians, we think market participants have become less discerning of individual companies’ financial position (current assets, debt maturity schedule, cash flow prospects, etc.) and their long-term prospects, choosing instead to run away from areas of concern in what we view as a knee-jerk reaction in many cases. To be clear, we think investors have every right to be concerned about recession and debt loads; we simply think some companies are less concerning than others, and as contrarians we’re seeking out the inexpensively valued ideas that we believe are significantly mispriced today because of these worries.

Other Market Observations

•Almost everything outside of Energy is down in the U.S. – a fertile field for finding undervalued stocks. As shown below, more than 80% of the stocks in every sector of the U.S. market were down for the 2022 year-to-date period, with the only exception being the Energy sector. Quite simply, almost everything is down in 2022. Only ~14% of the Russell 3000 constituents(7) had a positive total return during the first nine months of 2022. There have been very few places to hide in 2022 if you own U.S. stocks:

(7)Using Russell 3000 constituents as of 12/31/21 that were still actively traded as of 9/30/22.

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% of Stocks with Positive Total Return as of September 30, 2022
(and average performance of each sector’s stocks)

We think widespread downdrafts like this year’s often produce our best investment ideas because of investor overreactions, forced liquidations, or just general fear. These conditions increase the likelihood of an individual stock trading for an unreasonably low price for reasons that are not necessarily fundamental in nature—our wheelhouse for finding great investments. We believe several of our current investments are trading at the most attractive valuations in their entire history and we’re finding that our watchlist of potential opportunities is steadily expanding.

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•Companies with significant debt loads have underperformed the overall market as interest rates have jumped – we see some highly selective opportunities here. As interest rates have increased this year, we’ve observed that companies with significant amounts of debt have systemically underperformed the overall market. As mentioned earlier, we think this makes intuitive sense because of higher borrowing costs and potential difficulties in refinancing, or paying off, debt when it comes due. This dynamic was particularly noticeable during the second half of the quarter when rates spiked upward as shown in the table below.

10 Year U.S. Treasury Yields

Leveraged Companies Underperformed as Rates Increased

	YTD 2022 total return	Aug. 17 – Sept. 30
Russell 3000® Index (U.S. stock market)	-24.6%	-16.7%
Stocks with Significant Leverage(8) (ex-Energy)	-34.9%	-25.8%

Data Source: Bloomberg

(8)Defined as companies that began 2022 with higher net debt (debt minus cash) than market capitalization (i.e. a net debt/market equity ratio greater than 1.0X). Excludes the Energy sector, which we believe is an outlier, given a significant increase in oil prices. Including Energy, the year-to-date and 8/17 – 9/30 period returns of Stocks with Significant Leverage would have been -24.5% and -23.8%, respectively.

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We believe that there are some select investment opportunities in companies with significant debt loads (but manageable levels, in our view), with strong free cash flow, whose stocks have declined more than we think is warranted simply because they are lumped by the marketplace into this “levered” category. We strive to be selective investing in companies with significant leverage and closely monitor their weighting in the Funds because unexpected shortfalls in cash flows tend to hurt shareholders more than in companies with less leverage.

Some of the Domestic Funds’ and IV Fund’s largest detractors recently have been stocks that fell into this levered category (we think this is the #1 factor leading to the Funds’ underperformance recently), but we believe these stocks are tremendous long-term opportunities that are being overly punished today because of leverage-related fears. Several of these companies have the ability and willingness, in our opinion, to buy back their debt—or their stock—at discounted prices, given our expectation of better-than-expected free cash flow in the future. We also believe that when these companies’ KTPs come to fruition, the beach ball tends to “explode” higher, rather than the typical “pop”.

Overall, we feel good about the positioning and the valuation levels of the Funds today. We believe the volatility has led to the Funds being attractively valued at the end of September, and we believe all three Funds are well positioned for solid long-term returns.

Final Comments

Thank you for your investment in the Funds. We have high conviction in the Funds’ stocks, and we are invested alongside you. We appreciate your support, and we will continue to strive to prudently manage your money.

Sincerely yours,

Ryan Batchelor, CFA, CPA
Principal and Portfolio Manager
Clifford Capital Partners, LLC

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The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Funds, and it may be obtained by calling (800) 628-4077, or by going to the Clifford Capital Partners Funds’ website at www.cliffordcapfunds.com and clicking on the “Prospectus” link. Read it carefully before investing.

Information about Risk

Risks of Investing in Equity Securities. Overall stock market risks may affect the value of the Funds. Factors such as economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Funds’ investments goes down, your investment in the Funds decreases in value and you could lose money.

Risks of Small-Cap and Mid-Cap Securities. Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies.

Risks of Large-Cap Securities. (Partners Fund Only) Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Funds’ value may not rise as much as the value of funds that emphasize companies with smaller capitalizations.

Focused Investment Risk. The Funds are focused funds and generally holds stocks of between only 25 and 35 companies (Domestic Funds) and 25 to 45 companies in the IV Fund. Focused funds may invest a larger portion of their assets in the securities of a single issuer compared to a more diversified fund. Focusing investments in a small number of companies may subject the Funds to greater share price volatility and therefore a greater risk of loss because a single security’s increase or decrease in value may have a greater impact on the Funds’ value and total return. Economic, political or regulatory developments may have a greater impact on the value of the Funds’ portfolios than would be the case if the portfolios held more positions, and events affecting a small number of companies may have a significant and potentially adverse impact on the performance of the Funds. In addition, investors may buy or sell substantial amounts of Fund shares in response to factors affecting or expected to affect a small number of companies, resulting in extreme inflows and outflows of cash into or out of the Funds. To the extent such inflows or outflows of cash cause the Funds’ cash position or cash requirements to exceed normal levels, management of the Funds’ portfolio may be negatively affected.

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Management Style Risk. Because the Funds invest primarily in value stocks (stocks that the Adviser believes are undervalued), the Funds’ performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g., growth stocks), or that have a broader investment style.

Health Crisis Risk. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact the Funds’ performance. An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. These types of market disruptions may adversely impact the Funds’ investments.

Sector Risk. The Funds may emphasize investment in one or more particular business sectors at times, which may cause the value of its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than funds that do not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Funds. This may increase the risk of loss associated with an investment in the Funds and increase the volatility of the Funds’ net asset value (“NAV”) per share.

New Fund Risk. The IV Fund is and has only recently commenced operations. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it could ultimately liquidate.

The Clifford Capital Funds are distributed by Foreside Fund Services, LLC, Member FINRA/SIPC

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Clifford Capital Partners Fund

COMPARISON OF $10,000 INVESTMENT IN CLIFFORD CAPITAL PARTNERS FUND INVESTOR SHARES VS. THE RUSSELL 3000® VALUE INDEX (unaudited)

$25
$20
$15
$10
Thousands
$20,634
$18,447
01/31/14
09/30/14
09/30/15
09/30/16
09/30/17
09/30/18
09/30/19
09/30/20
09/30/21
09/30/22

Past performance is not predictive of future performance.

Clifford Capital Partners Fund
Russell 3000® Value Index

	Total Return	Average Annual Return
			Since Inception
	One Year Ended 9/30/2022	Five Years Ended 9/30/2022	01/31/2014 to 09/30/2022	10/17/2019 to 9/30/2022
Clifford Capital Partners Fund - Investor	-13.44%	5.83%	8.50%	N/A
Clifford Capital Partners Fund - Institutional	-13.23%	6.04%	8.72%	N/A
Clifford Capital Partners Fund - Super Institutional	-13.23%	N/A	N/A	6.50%
Russell 3000® Value Index	-10.55%	5.41%	7.32%	3.04%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

The Russell 3000® Value Index is generally considered to be representative of the performance of unmanaged common stocks that comprise the broad value segment of the U.S. securities markets. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower. The index is not adjusted to reflect expenses that the U.S. Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance.

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Holdings by Sector/Asset Class	Percentage of Net Assets
Common Stocks:
Financials	24.40%
Health Care	14.44%
Consumer Discretionary	13.18%
Information Technology	12.61%
Consumer Staples	11.19%
Industrials	11.04%
Energy	5.95%
Materials	4.43%
Money Market Fund	2.63%
99.87%

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Clifford Capital Partners Fund

Portfolio Compositionas of September 30, 2022 (unaudited)

		Shares	Fair Value
97.24%	COMMON STOCKS

13.18%	CONSUMER DISCRETIONARY
	AutoZone, Inc.*	2,180	$4,669,408
	Big Lots, Inc.	177,100	2,764,531
	eBay, Inc.	42,200	1,553,382
	Perdoceo Education Corp.*	220,000	2,266,000
	Qurate Retail, Inc. - Class A	417,400	838,974
			12,092,295

11.19%	CONSUMER STAPLES
	General Mills, Inc.	62,700	4,803,447
	Haleon PLC*	323,100	1,967,679
	The Kraft Heinz Company	104,600	3,488,410
			10,259,536

5.95%	ENERGY
	Liberty Oilfield Services, Inc.*	161,600	2,049,088
	Schlumberger Ltd.	95,000	3,410,500
			5,459,588

24.40%	FINANCIALS
	American Express Co.	24,800	3,345,768
	Community Trust Bancorp, Inc.	89,200	3,617,060
	CVB Financial Corp.	168,300	4,261,356
	First Citizens BancShares, Inc.	5,410	4,314,096
	First Hawaiian, Inc.	157,900	3,889,077
	Westamerica Bancorporation	56,400	2,949,156
			22,376,513

14.44%	HEALTH CARE
	Cardinal Health, Inc.	69,200	4,614,256
	Change Healthcare, Inc.*	144,900	3,983,301
	GlaxoSmithKline PLC ADR	82,480	2,427,386
	Johnson & Johnson	13,600	2,221,696
			13,246,639

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Schedule of InvestmentsSeptember 30, 2022

		Shares	Fair Value
11.04%	INDUSTRIALS
	3M	22,600	$2,497,300
	HNI Corp.	51,000	1,352,010
	Pitney Bowes, Inc.	438,600	1,021,938
	Raytheon Technologies Corp.	37,200	3,045,192
	Stericycle, Inc.*	52,600	2,214,986
			10,131,426

12.61%	INFORMATION TECHNOLOGY
	Cisco Systems, Inc.	56,600	2,264,000
	DXC Technology Co.*	150,400	3,681,792
	EVERTEC, Inc.	100,900	3,163,215
	NCR Corp.*	129,400	2,459,894
			11,568,901

4.43%	MATERIALS
	Compass Minerals International, Inc.	53,700	2,069,061
	Sealed Air Corp.	44,800	1,994,048
			4,063,109

97.24%	TOTAL COMMON STOCKS
	(Cost: $95,929,047)		89,198,007

2.63%	MONEY MARKET FUND
	Federated Institutional Prime Obligations Fund Institutional Class 2.97%**	2,412,144	2,412,321
	(Cost: $2,412,321)

99.87%	TOTAL INVESTMENTS
	(Cost: $98,341,368)		91,610,328
0.13%	Other assets, net of liabilities		115,068
100.00%	NET ASSETS		$91,725,396

*Non-Income producing

** Effective 7 day yield as of September 30, 2022

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Schedule of Investments - continuedSeptember 30, 2022

Clifford Capital Focused Small Cap Value Fund

COMPARISON OF $100,000 INVESTMENT IN CLIFFORD CAPITAL FOCUSED SMALL CAP FUND INSTITUTIONAL SHARES VS. THE RUSSELL 2000® VALUE INDEX (unaudited)

$150
$140
$130
$120
$110
$100
$90
$80
Thousands
$114,852
$110,000
10/01/19
09/30/19
09/30/21
09/30/22

Past performance is not predictive of future performance.

Clifford Capital Focused Small Cap Value Fund
Russell 2000® Value Index

	Average Annual Returns
		Since Inception
	One Year Ended 9/30/2022	10/01/2019 to 9/30/2022	01/31/2020 to 9/30/2022
Clifford Capital Focused Small Cap Fund - Institutional:	-21.06%	3.23%	N/A
Clifford Capital Focused Small Cap Fund - Investor:	-21.26%	N/A	3.50%
Clifford Capital Focused Small Cap Fund - Super Institutional:	-20.98%	N/A	3.82%
Russell 2000® Value Index:	-17.69%	7.17%	3.49%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

The Russell 2000® Value Index is generally considered to be representative of the performance of unmanaged common stocks that comprise the broad value segment of the U.S. securities markets. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower. The index is not adjusted to reflect expenses that the U.S. Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance.

ANNUAL REPORT

Holdings by Sector/Asset Class	Percentage of Net Assets
Common Stocks:
Financials	24.68%
Consumer Discretionary	20.10%
Industrials	16.70%
Information Technology	10.06%
Consumer Staples	5.80%
Energy	5.61%
Communication Services	5.45%
Health Care	4.61%
Materials	2.90%
Preferred Stock	1.85%
Money Market Fund	1.58%
99.34%

ANNUAL REPORT

Clifford Capital Focused Small Cap Value Fund

Portfolio Compositionas of September 30, 2022 (unaudited)

		Shares	Fair Value
95.92%	COMMON STOCKS

5.45%	COMMUNICATIONS SERVICES
	AMC Networks - Class A*	12,160	$246,848
	Millicom International Cellular S.A.*	33,241	379,280
			626,128

20.10%	CONSUMER DISCRETIONARY
	Big Lots, Inc.	24,210	377,918
	Perdoceo Education Corp.*	41,300	425,390
	Qurate Retail, Inc. - Class A	61,120	122,851
	Urban Outfitters, Inc.*	16,780	329,727
	VOXX International Corp.*	43,240	329,056
	Winmark Corp.	2,460	532,196
	WW International, Inc.*	49,030	192,688
			2,309,826

5.80%	CONSUMER STAPLES
	Fresh Del Monte Produce, Inc.	14,610	339,536
	Reynolds Consumer Products Inc.	12,570	326,946
			666,482

5.61%	ENERGY
	KLX Energy Services Holdings, Inc.*	32,540	267,804
	Liberty Oilfield Services, Inc.*	29,730	376,976
			644,780

24.68%	FINANCIALS
	Community Trust Bancorp, Inc.	12,890	522,689
	CVB Financial Corp.	21,590	546,659
	First Hawaiian, Inc.	18,810	463,290
	Hancock Whitney Corp.	9,760	447,106
	WesBanco, Inc.	11,350	378,750
	Westamerica Bancorporation	9,120	476,885
			2,835,379

4.61%	HEALTH CARE
	NextGen Healthcare, Inc.*	29,950	530,115

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Focused Small Cap Value Fund

Schedule of InvestmentsSeptember 30, 2022

		Shares	Fair Value
16.70%	INDUSTRIALS
	Commercial Vehicle Group, Inc.*	78,700	$354,150
	HNI Corp.	12,650	335,352
	Pitney Bowes, Inc.	110,840	258,257
	Steelcase, Inc.	38,740	252,585
	Stericycle, Inc.*	7,600	320,036
	Thermon Group Holdings, Inc.*	25,890	398,965
			1,919,345

10.06%	INFORMATION TECHNOLOGY
	DXC Technology Co.*	17,360	424,973
	Evertec, Inc.	12,880	403,788
	NCR Corp.*	17,220	327,352
			1,156,113

2.90%	MATERIALS
	Compass Minerals International, Inc.	8,650	333,285

95.91%	TOTAL COMMON STOCKS
	(Cost: $13,131,799)		11,021,453

1.85%	PREFERRED STOCK
	Qurate Retail, Inc. - Series V, 8.000%
	(Cost: $201,481)	4,680	213,127

1.58%	MONEY MARKET FUND
	Federated Institutional Prime Obligations Fund Institutional Class 2.97% **
	(Cost: $181,564)	181,805	181,564

99.34%	TOTAL INVESTMENTS
	(Cost: $13,514,844)		11,416,144
0.66%	Other assets, net of liabilities		75,254
100.00%	NET ASSETS - 100.00%		$11,491,398

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.

*Non-income producing

**Effective 7 day yield as of September 30, 2022

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Focused Small Cap Value Fund

Schedule of Investments - continuedSeptember 30, 2022

Clifford Capital International Value Fund

COMPARISON OF $100,000 INVESTMENT IN CLIFFORD CAPITAL INTERNATIONAL VALUE FUND INSTITUTIONAL SHARES VS. MSCI EAFE VALUE NET RETURN INDEX (unaudited)

$110
$100
$90
$80
$70
Thousands
$84,115
$81,200
5/06/22
09/30/22

Past performance is not predictive of future performance.

Clifford Capital International Value Fund
MSCI EAFE Value Net Return Index

Total Return
Since Inception 5/6/2022 to 9/30/2022
Clifford Capital International Value Fund - Institutional:	-18.80%
Clifford Capital International Fund - Investor:	-18.90%
Clifford Capital International Value Fund - Super Institutional:	-18.80%
MSCI EAFE Value Net return Index:	-15.88%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

The MSCI EAFE Value Net Retrun Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction are definded using three variables: book value to price, 12-month forward earnings to price and dividend yield. With 461 constituents, the index targets 50% coverage of the free float-adjusted market capitalization of the MSCI EAFE Index.

ANNUAL REPORT

Holdings by Sector/Asset Class	Percentage of Net Assets
Common Stocks:
Energy	19.10%
Financials	17.82%
Telecommunication Services	16.22%
Consumer Staples	14.27%
Health Care	12.57%
Industrials	12.39%
Real Estate	2.42%
Information Technology	1.85%
96.64%

ANNUAL REPORT

Clifford Capital International Value Fund

Portfolio Compositionas of September 30, 2022 (unaudited)

		Shares	Fair Value
96.64%	COMMON STOCKS

4.83%	CANADA
	Enbridge Inc.	313	$11,612
	Manulife Financial Corp.	668	10,468
			22,080

1.64%	CHINA
	Ping An Insurance Group Company of China Ltd.	1,500	7,491

3.07%	FINLAND
	Nokia Oyj ADR	3,288	14,040

11.95%	FRANCE
	Capgemini SE	52	8,434
	Carrefour SA	950	13,235
	Engie SA	1,050	12,187
	Schneider Electric SE	60	6,876
	Societe Generale SA	695	13,905
			54,637

7.73%	GERMANY
	BASF SE	250	9,702
	Bayer AG	234	10,874
	Continental AG	185	8,331
	Fresenius Medical Care AG & Co. KGaA ADR	458	6,429
			35,336

6.96%	HONG KONG
	Citic Limited	22,000	20,740
	CK Hutchison Holdings Ltd.	2,000	11,058
			31,798

1.96%	ITALY
	Enel SpA	2,167	$8,971

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital International Value Fund

Schedule of Investments
September 30, 2022

		Shares	Fair Value
11.17%	JAPAN
	Astellas Pharma Inc.	1,100	$14,570
	Kao Corp.	300	12,226
	MS&AD Insurance Group Holdings, Inc.	300	7,951
	Takeda Pharmaceutical Co. Ltd. ADR	1,257	16,303
			51,050

6.89%	NETHERLANDS
	Airbus SE	124	10,802
	Koninklijke Ahold Delhaize NV	495	12,679
	Koninklijke Philips NV ADR	521	8,018
			31,499

6.66%	SPAIN
	Banco Santander SA ADR	6,590	15,289
	Telefonica SA ADR	4,680	15,163
			30,452

1.76%	SWEDEN
	Telefonaktiebolaget LM Ericsson ADR	1,400	8,036

2.65%	SWITZERLAND
	Roche Holding AG	37	12,129

26.07%	UNITED KINGDOM
	Aviva PLC	2,348	10,179
	BAE Systems OLC	1,380	12,169
	BT Group PLC	7,725	10,467
	HSBC Holdings plc ADR	619	16,137
	Liberty Global PLC - Class A*	825	12,862
	Rolls-Royce Holdings PLC*	11,280	8,765
	Shell PLC ADR	377	18,760
	Unilever PLC ADR	370	16,221
	Vodafone Group PLC ADR	1,198	13,573
			119,133

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital International Value Fund

Schedule of Investments - continued

September 30, 2022

		Shares	Fair Value
3.30%	UNITED STATES
	Schlumberger Ltd.	419	$15,042

96.64%	TOTAL COMMON STOCKS		441,694
	(Cost: $547,348)

96.64%	TOTAL INVESTMENTS		441,694
	(Cost: $547,348)
3.36%	Other assets, net of liabilities		15,365
100.00%	NET ASSETS		$457,059

*Non-income producing

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital International Value Fund

Schedule of Investments - continued

September 30, 2022

	Clifford Capital Partners Fund	Clifford Capital Focused Small Cap Value Fund	Clifford Capital International Value Fund
ASSETS
Investments at fair value(1)	$91,610,328	$11,416,144	$441,694
Cash and cash equivalents	—	—	23,637
Receivable for investments sold	—	476,601	—
Receivable for capital stock sold	13,401	99	—
Dividends and interest receivable	123,092	9,912	2,306
Due from advisor	—	409	—
Prepaid expenses	22,471	9,201	—
TOTAL ASSETS	91,769,292	11,912,366	467,637

LIABILITIES
Payable for capital stock redeemed	442	—	—
Payable for investments purchased	—	414,394	—
Accrued investment advisory fees	22,635	—	756
Accrued 12b-1 fees	2,463	—	16
Accrued administration, transfer agent and accounting fees	15,866	5,735	6,847
Other accrued expenses	2,490	839	2,959
TOTAL LIABILITIES	43,896	420,968	10,578
NET ASSETS	$91,725,396	$11,491,398	$457,059

NET ASSETS CONSIST OF:
Paid-in capital applicable to 5,625,951, 1,194,760 and 56,311 no par value shares of beneficial interest outstanding, unlimited shares authorized	98,663,508	13,506,132	554,445
Distributable earnings (deficit)	(6,938,112)	(2,014,734)	(97,386)
Net Assets	$91,725,396	$11,491,398	$457,059

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Statements of Assets and LiabilitiesSeptember 30, 2022

	Clifford Capital Partners Fund	Clifford Capital Focused Small Cap Value Fund	Clifford Capital International Value Fund
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
NET ASSETS
Investor Class	$1,123,194	$14,086	$13,795
Institutional Class	90,590,988	11,475,102	196,792
Super Institutional Class	11,214	2,210	246,472
Total	$91,725,396	$11,491,398	$457,059
SHARES OUTSTANDING
Investor Class	69,503	1,474	1,701
Institutional Class	5,555,767	1,193,055	24,243
Super Institutional Class	681	231	30,367
Total	5,625,951	1,194,760	56,311
NET ASSET VALUE PER SHARE
Investor Class	$16.16	$9.56	$8.11
Institutional Class	$16.31	$9.62	$8.12
Super Institutional Class	$16.47	$9.57	$8.12
Redemption Price Per Share(2)
Investor Class	$15.84	$9.37	$7.95

(1)Identified cost of:	$98,341,368	$13,514,844	$547,348

(2)Includes Redemption Fee of 2% for investments held for less than 60 days.

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Statements of Assets and Liabilities - continuedSeptember 30, 2022

	Clifford Capital Partners Fund	Clifford Capital Focused Small Cap Value Fund	Clifford Capital International Value Fund
	Year Ended September 30, 2022	Year Ended September 30, 2022	May 6, 2022* through September 30, 2022
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $382, $— and $1,072, respectively)	$1,650,649	$254,093	$14,248
Interest	17,315	1,348	176
Total investment income	1,667,964	255,441	14,424

EXPENSES
Investment advisory fees (Note 2)	529,608	116,755	1,768
12b-1 and servicing fees - Investor Class (Note 2)	2,232	30	16
Recordkeeping and administrative services (Note 2)	82,120	30,137	6,941
Accounting fees (Note 2)	40,761	30,734	16,532
Custody fees	12,379	5,208	2,099
Transfer agent fees (Note 2)	33,698	23,129	4,916
Audit and tax fees	18,000	18,000	—
Legal fees	23,811	23,902	5,759
Filing and registration fees	33,000	16,000	1,500
Trustee fees	9,934	9,940	2,500
Compliance fees	7,625	7,600	1,599
Shareholder reports	22,948	19,676	11,795
Shareholder servicing (Note 2)
Investor Class	531	30	—
Institutional Class	66,034	22,620	—
Insurance fees	4,645	3,774	—
Exchange fee	1,800	1,800	1,800
Other	23,611	15,105	2,110
Total expenses	912,737	344,440	59,335
Fee waivers and reimbursed expenses (Note 2)	(274,989)	(208,197)	(57,224)
Net expenses	637,748	136,243	2,111
Net investment income (loss)	1,030,216	119,198	12,313

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Statements of Operations

	Clifford Capital Partners Fund	Clifford Capital Focused Small Cap Value Fund	Clifford Capital International Value Fund
	Year Ended September 30, 2022	Year Ended September 30, 2022	May 6, 2022* through September 30, 2022
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	158,402	490,041	(736)
Net realized gain (loss) on foreign currency transactions	—	—	(3,309)
Total net realized gain (loss)	158,402	490,041	(4,045)

Net increase (decrease) in unrealized appreciation (depreciation) of investments	(14,998,548)	(3,748,485)	(105,654)
Total net increase (decrease) in unrealized appreciation (depreciation)	(14,998,548)	(3,748,485)	(105,654)
Net realized and unrealized gain (loss) on investments	(14,840,146)	(3,258,444)	(109,699)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(13,809,930)	$(3,139,246)	$(97,386)

*Commencement of operations.

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Statements of Operations - continued

	Clifford Capital Partners Fund			Clifford Capital Focused Small Cap Value Fund		Clifford Capital International Value Fund
	Year ended September 30, 2022		Year Ended September 30, 2021	Year ended September 30, 2022	Year Ended September 30, 2021	May 6, 2022* through September 30, 2022
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$1,030,216		$599,786	$119,198	$79,869	$12,313
Net realized gain (loss) on investments and foreign currency transactions	158,402		2,968,217	490,041	1,557,463	(4,045)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(14,998,548)		7,259,281	(3,748,485)	1,239,191	(105,654)
Increase (decrease) in net assets from operations	(13,809,930)		10,827,284	(3,139,246)	2,876,523	(97,386)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions
Investor Class	(21,906)		(9,864)	(1,148)	(38)	—
Institutional Class	(2,185,958)		(634,273)	(1,342,142)	(110,884)	—
Super Institutional Class	(799)		(334)	(325)	(44)	—
Decrease in net assets from distributions	(2,208,663)		(644,471)	(1,343,615)	(110,966)	—

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	819,057		24,113	7,700	7,300	17,010
Institutional Class	65,116,417		19,147,300	4,890,453	4,372,708	242,425
Super Institutional Class	—		—	—	—	295,010
Distributions reinvested
Investor Class	21,906		9,864	1,148	38	—
Institutional Class	2,016,284		596,705	1,342,142	110,884	—
Super Institutional Class	799		334	325	44	—
Shares redeemed
Investor Class	(65,764	)(A)	(40,331)	—	—	—
Institutional Class	(10,426,273)		(4,612,397)	(1,936,934)	(123,205)	—
Super Institutional Class	(5,000)		—	—	—	—
Change in net assets from capital stock transactions	57,477,426		15,125,588	4,304,834	4,367,769	554,445

See Notes to Financial Statements

33

ANNUAL REPORT

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Statements of Changes in Net Assets

CLIFFORD CAPITAL FUNDS

	Clifford Capital Partners Fund		Clifford Capital Focused Small Cap Value Fund		Clifford Capital International Value Fund
	Year ended September 30, 2022	Year Ended September 30, 2021	Year ended September 30, 2022	Year Ended September 30, 2021	May 6, 2022* through September 30, 2022
NET ASSETS
Increase (decrease) during period	41,458,833	25,308,401	(178,027)	7,133,326	457,059
Beginning of period	50,266,563	24,958,162	11,669,425	4,536,099	—
End of period	$91,725,396	$50,266,563	$11,491,398	$11,669,425	$457,059

(A)Includes redemption fees of:	$467

*Commencement of operations.

CLIFFORD CAPITAL FUNDS

Statements of Changes in Net Assets - continued

See Notes to Financial Statements

ANNUAL REPORT

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

	Investor Class
	Years ended September 30,
	2022	2021	2020(2)	2019	2018
Net asset value, beginning of year	$19.47	$13.97	$14.61	$15.77	$14.63

Investment activities
Net investment income (loss)(1)	0.21	0.25	0.27	0.20	0.13
Net realized and unrealized gain (loss) on investments	(2.70)	5.60	(0.67)	(0.64)	1.76
Total from investment activities	(2.49)	5.85	(0.40)	(0.44)	1.89
Distributions
Net investment income	(0.28)	(0.35)	(0.24)	(0.11)	(0.10)
Net realized gain	(0.54)	—	—	(0.61)	(0.65)
Total distributions	(0.82)	(0.35)	(0.24)	(0.72)	(0.75)

Paid-in capital from redemption fees	— (3)	—	—	—	—

Net asset value, end of year	$16.16	$19.47	$13.97	$14.61	$15.77

Total Return	(13.44%)	42.29%	(2.86%)	(2.07%)	13.29%
Ratios/Supplemental Data
Ratios to average net assets	1.50%	1.61%	1.57%	1.10%	1.10%
Expenses, gross	1.15%	1.15%	1.13%	1.10%	1.10%
Expenses, net of fee waivers and reimbursements	1.12%	1.32%	1.93%	1.39%	0.86%
Net investment income (loss)	10.55%	26.01%	59.61%	22.99%	19.80%
Portfolio turnover rate	$1,123	$549	$397	$785	$649
Net assets, end of year (000’s)

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(2)Prior to February 1, 2020 the Advisor paid all operating expenses except for management fees and 12b-1 expenses.

(3)Less than 0.005 per share

See Notes to Financial Statements

37

ANNUAL REPORT

CLIFFORD CAPITAL PARTNERS FUND

Selected Per Share Data Throughout Each Year

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL PARTNERS FUND

Financial Highlights

	Institutional Class
	Years ended September 30,
	2022	2021	2020(2)	2019	2018
Net asset value, beginning of year	$19.61	$14.03	$14.65	$15.83	$14.69

Investment activities
Net investment income (loss)(1)	0.27	0.29	0.31	0.23	0.16
Net realized and unrealized gain (loss) on investments	(2.74)	5.63	(0.68)	(0.65)	1.75
Total from investment activities	(2.47)	5.92	(0.37)	(0.42)	1.91
Distributions
Net investment income	(0.29)	(0.34)	(0.25)	(0.15)	(0.12)
Net realized gain	(0.54)	—	—	(0.61)	(0.65)
Total distributions	(0.83)	(0.34)	(0.25)	(0.76)	(0.77)

Net asset value, end of year	$16.31	$19.61	$14.03	$14.65	$15.83

Total Return	(13.23%)	42.63%	(2.68%)	(1.87%)	13.43%
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	1.29%	1.42%	1.45%	0.90%	0.90%
Expenses, net of fee waivers and reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income (loss)	1.46%	1.51%	2.28%	1.60%	1.06%
Portfolio turnover rate	10.55%	26.01%	59.61%	22.99%	19.80%
Net assets, end of year (000’s)	$90,591	$49,699	$24,549	$23,553	$16,814

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(2)Prior to February 1, 2020 the Advisor paid all operating expenses except for management fees and 12b-1 expenses.

See Notes to Financial Statements

39

ANNUAL REPORT

CLIFFORD CAPITAL PARTNERS FUND

Selected Per Share Data Throughout Each Year

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL PARTNERS FUND

Financial Highlights

	Super Institutional Class
	Years ended September 30,		Period October 17, 2019(2) to September 30, 2020
	2022	2021
Net asset value, beginning of period	$19.84	$14.21	$14.67

Investment activities
Net investment income (loss)(1)	0.31	0.31	0.30
Net realized and unrealized gain (loss) on investments	(2.80)	5.70	(0.70)
Total from investment activities	(2.49)	6.01	(0.40)
Distributions
Net investment income	(0.34)	(0.38)	(0.06)
Net realized gain	(0.54)	—	—
Total distributions	(0.88)	(0.38)	(0.06)

Net asset value, end of period	$16.47	$19.84	$14.21

Total Return(3)	(13.23%)	42.74%	(2.74%)
Ratios/Supplemental Data
Ratios to average net assets(4)
Expenses, gross	1.21%	1.35%	1.43%
Expenses, net of fee waivers and reimbursements	0.82%	0.82%	0.85%
Net investment income (loss)	1.64%	1.65%	2.29%
Portfolio turnover rate(3)	10.55%	26.01%	59.61%
Net assets, end of period (000’s)	$11	$18	$13

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(2)Commencement of operations.

(3)Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

(4)Ratios to average net assets are annualized for periods less than one year.

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL PARTNERS FUND

Financial HighlightsSelected Per Share Data Throughout Each Period

	Investor Class
	Years ended September 30,		Period January 31, 2020(2) to September 30, 2020
	2022	2021
Net asset value, beginning of period	$13.64	$9.02	$9.96

Investment activities
Net investment income (loss)(1)	0.08	0.05	0.12
Net realized and unrealized gain (loss) on investments	(2.63)	4.76	(1.06)
Total from investment activities	(2.55)	4.81	(0.94)
Distributions
Net investment income	(0.09)	(0.19)	—
Net realized gain	(1.44)	—	—
Total distributions	(1.53)	(0.19)	—

Net asset value, end of period	$9.56	$13.64	$9.02

Total Return(3)	(21.26%)	53.71%	(9.44%)
Ratios/Supplemental Data
Ratios to average net assets(4)
Expenses, gross	3.01%	3.30%	5.43%
Expenses, net of fee waivers and reimbursements	1.30%	1.30%	1.30%
Net investment income (loss)	0.63%	0.38%	2.15%
Portfolio turnover rate(3)	43.27%	40.68%	102.07%
Net assets, end of period (000’s)	$14	$10	$2

(1) Per share amounts calculated using the average number of shares outstanding throughout the period.

(2) Commencement of operations

(3) Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

(4) Ratios to average net assets are annualized for periods less than one year.

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FOCUSED SMALL CAP VALUE FUND

Financial HighlightsSelected Per Share Data Throughout Each Period

	Institutional Class
	Years ended September 30,		Period October 1, 2019(3) to September 30, 2020
	2022	2021
Net asset value, beginning of period	$13.72	$9.04	$10.00

Investment activities
Net investment income (loss)(1)	0.11	0.11	0.19
Net realized and unrealized gain (loss) on investments	(2.65)	4.74	(1.14)
Total from investment activities	(2.54)	4.85	(0.95)
Distributions
Net investment income	(0.12)	(0.17)	(0.01)
Net realized gains	(1.44)	—	— (2)
Total distributions	(1.56)	(0.17)	(0.01)

Net asset value, end of period	$9.62	$13.72	$9.04

Total Return(4)	(21.06%)	54.02%	(9.53%)
Ratios/Supplemental Data
Ratios to average net assets(5)
Expenses, gross	2.65%	3.01%	6.47%
Expenses, net of fee waivers and reimbursements	1.05%	1.05%	1.05%
Net investment income (loss)	0.92%	0.84%	2.32%
Portfolio turnover rate(4)	43.27%	40.68%	102.07%
Net assets, end of period (000’s)	$11,475	$11,657	$4,532

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(2)Less than $0.005.

(3)Commencement of operations.

(4)Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

(5)Ratios to average net assets are annualized for periods less than one year.

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FOCUSED SMALL CAP VALUE FUND

Financial HighlightsSelected Per Share Data Throughout Each Period

	Super Institutional Class
	Years ended September 30,		Period January 31, 2020(2) to September 30, 2022
	2022	2021
Net asset value, beginning of period	$13.67	$9.04	$9.96

Investment activities
Net investment income (loss)(1)	0.13	0.13	0.14
Net realized and unrealized gain (loss) on investments	(2.64)	4.72	(1.06)
Total from investment activities	(2.51)	4.85	(0.92)
Distributions
Net investment income	(0.15)	(0.22)	—
Net realized gain	(1.44)	—	—
Total distributions	(1.59)	(0.22)	—

Net asset value, end of period	$9.57	$13.67	$9.04

Total Return(3)	(20.98%)	54.10%	(9.24%)
Ratios/Supplemental Data
Ratios to average net assets(4)
Expenses, gross	2.40%	2.93%	5.19%
Expenses, net of fee waivers and reimbursements	0.97%	0.97%	0.97%
Net investment income (loss)	1.04%	0.95%	2.48%
Portfolio turnover rate(3)	43.27%	40.68%	102.07%
Net assets, end of period (000’s)	$2	$3	$2

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(2)Commencement of operations.

(3)Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

(4)Ratios to average net assets are annualized for periods less than one year.

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FOCUSED SMALL CAP VALUE FUND

Financial HighlightsSelected Per Share Data Throughout Each Period

Investor Class
Period May 6, 2022(2) to September 30, 2022
Net asset value, beginning of period	$10.00

Investment activities
Net investment income (loss)(1)	0.21
Net realized and unrealized gain (loss) on investments	(2.10)
Total from investment activities	(1.89)
Distributions
Net investment income	—
Net realized gain	—
Total distributions	—

Net asset value, end of period	$8.11

Total Return(3)	(18.90%)
Ratios/Supplemental Data
Ratios to average net assets(4)
Expenses, gross	28.97%
Expenses, net of fee waivers and reimbursements	1.30%
Net investment income (loss)	5.62%
Portfolio turnover rate(3)	11.14%
Net assets, end of period (000’s)	$14

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(2)Commencement of operations.

(3)Total return and portfolio turnover rate are for the period indicated and have not been annualized.

(4)Ratios to average net assets are annualized.

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL INTERNATIONAL VALUE FUND

Financial HighlightsSelected Per Share Data Throughout Each Period

Institutional Class
Period May 6, 2022(2) to September 30, 2022
Net asset value, beginning of period	$10.00

Investment activities
Net investment income (loss)(1)	0.22
Net realized and unrealized gain (loss) on investments	(2.10)
Total from investment activities	(1.88)
Distributions
Net investment income	—
Net realized gains	—
Total distributions	—

Net asset value, end of period	$8.12

Total Return(3)	(18.80%)
Ratios/Supplemental Data
Ratios to average net assets(4)
Expenses, gross	28.72%
Expenses, net of fee waivers and reimbursements	1.05%
Net investment income (loss)	5.87%
Portfolio turnover rate(3)	11.14%
Net assets, end of period (000’s)	$197

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(3)Commencement of operations.

(3)Total return and portfolio turnover rate are for the period indicated and have not been annualized.

(4)Ratios to average net assets are annualized.

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL INTERNATIONAL VALUE FUND

Financial HighlightsSelected Per Share Data Throughout Each Period

Super Institutional Class
Period May 6, 2022(2) to September 30, 2022
Net asset value, beginning of period	$10.00

Investment activities
Net investment income (loss)(1)	0.23
Net realized and unrealized gain (loss) on investments	(2.11)
Total from investment activities	(1.88)
Distributions
Net investment income	—
Net realized gain	—
Total distributions	—

Net asset value, end of period	$8.12

Total Return(3)	(18.80%)
Ratios/Supplemental Data
Ratios to average net assets(4)
Expenses, gross	28.33%
Expenses, net of fee waivers and reimbursements	0.97%
Net investment income (loss)	5.97%
Portfolio turnover rate(3)	11.14%
Net assets, end of period (000’s)	$246

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(2)Commencement of operations.

(3)Total return and portfolio turnover rate are for the period indicated and have not been annualized.

(4)Ratios to average net assets are annualized.

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL INTERNATIONAL VALUE FUND

Financial HighlightsSelected Per Share Data Throughout Each Period

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial StatementsSeptember 30, 2022

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Clifford Capital Partners Fund, the Clifford Capital Focused Small Cap Value Fund and the Clifford Capital International Value Fund (each a “Fund” and collectively, the “Funds”) are diversified series of the World Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company. The Clifford Capital Partners Fund (the “Partners Fund”) was established in January 2014 as a series of another registered investment company (the “predecessor trust”). On February 8, 2016, the Partners Fund was reorganized from a series of the predecessor trust into the Trust. On February 18, 2016, the Board of Trustees (the “Board”) of the Trust approved that the fiscal year end of the Partners Fund be changed to September 30. The Clifford Capital Focused Small Cap Value Fund (the “Focused SCV Fund”) commenced operations on October 1, 2019. The Clifford Capital International Value Fund (“International Value Fund”) commenced operations on May 6, 2022.

The investment objective of each of the Funds is to provide long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Funds’ record investments at fair value. Investments in securities traded on national securities exchanges are valued at the last reported sale price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Investments in investment companies and money market funds are valued at net asset value per share. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2022

completed each day at various times before the scheduled close of the New York Stock Exchange (“NYSE”). The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Funds when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Funds’ investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Trust uses fair value pricing to determine the NAV per share of the Funds, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Funds’ policy is intended to result in a calculation of the Funds’ NAV that fairly reflects security values as of the time of pricing.

Various inputs are used in determining the value of the Funds’ investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the level of inputs used to value the Funds’ investments as of September 30, 2022:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Partners Fund
Common Stocks	$89,198,007	$—	$—	$89,198,007
Money Market Fund	2,412,321	—	—	2,412,321
	$91,610,328	$—	$—	$91,610,328

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2022

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Focused SCV Fund
Common Stocks	$11,021,453	$—	$—	$11,021,453
Preferred Stock	213,127	—	—	213,127
Money Market Fund	181,564	—	—	181,564
	$11,416,144	$—	$—	$11,416,144

International Value Fund
Common Stocks	$441,694	$—	$—	$441,694
	$441,694	$—	$—	$441,694

Refer to the Funds’ Schedule of Investments for a listing of the securities by security type and sector.

There were no transfers into or out of any levels during the period ended September 30, 2022. The Fund held no Level 3 securities at any time during the period ended September 30, 2022.

Security Transactions and Income

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined generally on a specific identification basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2022

close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities

The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s net asset value (“NAV”). The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations. During the period ended September 30, 2022, no foreign capital gains tax was accrued or paid by the Fund.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required. The Funds identify their major tax jurisdiction as U. S. Federal.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2022

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ tax returns. The Funds have no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense as incurred. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2019.

Reclassification of Capital Accounts

Certain components of net assets are reclassified relating to permanent differences between financial and tax reporting. These reclassifications are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gains for federal income tax purposes and have no effect on net assets or net asset value per share. For the period ended September 30, 2022, such reclassifications were due to disallowed expenses and an adjustment of the prior year distribution requirement for the Partners Fund.

Partners Fund
Paid-in capital	$82,503
Distributable earnings	(82,503)

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class based on relative net assets on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Funds for the entire period for the effect of expenses applicable for each class. Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis as determined by the Board.

The Funds currently offer three classes of shares: Investor Class, Institutional Class and Super Institutional Class. Each class of shares has equal rights as to assets of the Funds, and the classes are identical except for differences in their sales charge structures, ongoing distribution and service fees, and shareholder servicing fees. Income, expenses (other than distribution and service fees and shareholder servicing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2022

net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class. Investor Class shares include a redemption fee of 2% on the proceeds of Investor Class shares redeemed after being held for 60 days or less. Institutional and Super Institutional Class shares are not subject to a redemption fee.

NOTE 2 –	INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to Investment Advisory Agreements between the Trust and Clifford Capital Partners, LLC (the “Advisor”), the Advisor provides investment services advisory services to the Funds for an investment management fee equal to 0.75%, 0.90% and 0.85% of the average daily net assets of the Partners Fund, the Focused SCV Fund and the International Value Fund, respectively.

The Advisor earned and waived advisory fees and reimbursed Fund expenses for the period ended September 30, 2022 as follows:

Fund	Fee	Investment Advisory Fee Earned	Investment Advisory Fee Waived	Expenses Reimbursed
Partners Fund	0.75%	$529,608	$274,989	$—
Focused SCV Fund	0.90%	116,755	116,755	91,442
International Value Fund	0.85%	1,768	1,768	55,456

The Advisor entered into an Expense Limitation Agreement, whereby the Advisor has contractually agreed to waive or reduce its fees and to assume other expenses of the Funds’, if necessary, in amounts that limit “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, dividend expense on short sales and expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, each as applicable) to not more than 0.90% for the Partners Fund’s Investor and Institutional Class, 0.82% for the Partners Fund’s Super Institutional Class, 1.05% for the Focused SCV Fund’s Investor and Institutional Class and 0.97% for the Focused SCV Fund’s Super Institutional Class, 1.05% for the International Value Fund’s Investor and Institutional Class and 0.97% for the International Value Fund’s Super Institutional Class. The expense limitation agreement may be terminated prior to January 31, 2024 the Advisor or the Board only by mutual written consent and at any time after January 31, 2023. Each waiver and/or reimbursement of an expense by the Advisor is subject to

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2022

repayment by the applicable Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

The total amount of recoverable fee waivers and expense reimbursements for the Funds as of September 30, 2022, and expiration dates are as follows:

	Recoverable Fee Waivers and Expense Reimbursements and Expiration Dates
Fund	2023	2024	2025	Total
Partners Fund	$129,235	$207,680	$274,989	$611,904
Focused SCV Fund	145,095	187,472	208,197	540,764
International Value Fund	—	—	57,224	57,224

The Funds have adopted a Shareholder Services Plan Pursuant to Rule 12b-1 (the “Plan”) for the Investor Class shares. Pursuant to the Plan, the Funds may compensate financial intermediaries that provide services for shareholders of the Funds. The Plan provides that the Funds will pay an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares for activities relating to these services. Such activities may include the provision of sub-accounting, recordkeeping and/ or administrative services, responding to customer inquiries, and providing information on customer investments. Because the shareholder services fees are paid out of the Funds’ assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. The Plan, while primarily intended to compensate for shareholder services expenses, was adopted pursuant to Rule 12b-1 under the 1940 Act, and it therefore may be used to pay for certain expenditures related to financing distribution related activities of the Funds.

The Funds have adopted a shareholder services plan for its Investor Class and Institutional Class shares. Under a shareholder services plan, the Funds may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in Fund shares; (v) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2022

reports, and dividend distribution and tax notices; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or its service providers; (vii) providing sub-accounting with respect to Fund shares; and (viii) processing dividend payments from the Funds on behalf of shareholders.

For the period ended September 30, 2022, the following fees were incurred:

Fund	Class	Type of Expense	Fees Incurred
Partners Fund	Investor Class	12b-1	$2,232
Partners Fund	Investor Class	Shareholder servicing	531
Partners Fund	Institutional Class	Shareholder servicing	66,034
Focused SCV Fund	Investor Class	12b-1	30
Focused SCV Fund	Investor Class	Shareholder servicing	30
Focused SCV Fund	Institutional Class	Shareholder servicing	22,620
International Value Fund	Investor Class	12b-1	16

Commonwealth Fund Services, Inc. (“CFS”) acts as the Funds’ administrator, transfer and dividend disbursing agent and pricing agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For the period ended September 30, 2022, the following fees were paid by each Fund to CFS:

Fund	Administration	Transfer Agent	Fund Accounting
Partners Fund	$76,572	$21,755	$35,827
Focused SCV Fund	24,588	20,353	25,799
International Value Fund	5,700	4,539	12,050

The amounts reflected on the Statements of Operations for Administration, Transfer Agent and Accounting fees include some out of pocket expenses not paid to CFS.

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus LLP. J. Stephen King, Jr., Assistant Secretary of the Trust, is a Partner of Practus, LLP. Gino E. Malaspina, Assistant Secretary of the Trust, serves as Counsel of Practus, LLP. Neither the officers and/or directors of CFS, Mr. Lively, Mr. King or Mr. Malaspina receive any special compensation from the Trust or the Funds for serving as officers of the Trust.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2022

NOTE 3 – INVESTMENTS

The costs of purchases and proceeds from the sales of securities other than short-term investments for the period ended September 30, 2022 were as follows:

Fund	Purchases	Sales
Partners Fund	$62,319,147	$7,245,230
Focused SCV Fund	8,499,396	5,420,934
International Value Fund	599,898	51,814
NOTE 4 –	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended September 30, 2022 and the year ended September 30, 2021 were as follows:

	Partners Fund
	Year ended September 30, 2022	Year ended September 30, 2021
Distributions paid from:
Ordinary income	$1,419,973	$644,471
Realized gains	786,690	—
	$2,208,663	$644,471
	Focused SCV Fund
	Year ended September 30, 2022	Year ended September 30, 2021
Distributions paid from:
Ordinary income	$1,026,598	$110,966
Realized gains	317,017	—
	$1,343,615	$110,966

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2022

As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	Partners Fund	Focused SCV Fund	International Value Fund
Accumulated net investment income (loss)	$670,605	$40,661	$9,004
Accumulated net realized gain (loss)	—	557,684	(650)
Net unrealized appreciation (depreciation) on investments	(7,608,717)	(2,613,079)	(105,740)
	$(6,938,112)	$(2,014,734)	$(97,386)

For tax purposes, the International Value Fund has a capital loss carryforward of $650. This loss is considered short term and may be carried forward indefinitely.

As of September 30, 2022, the cost of securities for Federal Income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Unrealized Appreciation (Depreciation)
Partners Fund	$99,219,045	$6,878,249	$(14,486,966)	$(7,608,717)
Focused SCV Fund	14,029,223	585,841	(3,198,920)	(2,613,079)
International Value Fund	547,434	792	(106,532)	(105,740)

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sale losses.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2022

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Capital stock transactions were:

	Partners Fund
	Year ended September 30, 2022
	Investor Class	Institutional Class	Super Institutional Class
Shares sold	43,583	3,470,855	—
Shares reinvested	1,142	104,363	41
Shares redeemed	(3,422)	(553,605)	(265)
Net increase (decrease)	41,303	3,021,613	(224)

	Partners Fund
	Year ended September 30, 2021
	Investor Class	Institutional Class	Super Institutional Class
Shares sold	1,224	998,385	—
Shares reinvested	594	35,731	20
Shares redeemed	(2,002)	(249,318)	—
Net increase (decrease)	(184)	784,798	20

	Focused SCV Fund
	Year ended September 30, 2022
	Investor Class	Institutional Class	Super Institutional Class
Shares sold	661	427,294	—
Shares reinvested	93	107,976	26
Shares redeemed	—	(191,763)	—
Net increase (decrease)	754	343,507	26

	Focused SCV Fund
	Year ended September 30, 2021
	Investor Class	Institutional Class	Super Institutional Class
Shares sold	516	347,241	—
Shares reinvested	3	9,617	4
Shares redeemed	—	(8,665)	—
Net increase (decrease)	519	348,193	4

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2022

	International Value Fund
	Period from May 6, 2022 to September 30, 2022
	Investor Class	Institutional Class	Super Institutional Class
Shares sold	1,701	24,243	30,367
Shares reinvested	—	—	—
Shares redeemed	—	—	—
Net increase (decrease)	1,701	24,243	30,367

NOTE 6 – RECENT MARKET EVENTS

Market Disruption and Geopolitical Events. Geopolitical and other events, such as war, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures, volatility or declines. Russia’s recent military invasion of Ukraine and the resulting broad-ranging economic sanctions imposed by the United States and other countries, as well as the ongoing COVID-19 pandemic, may continue to disrupt securities markets and adversely affect global economies and companies, thereby decreasing the value of the Fund’s investments. Additionally, sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, industries, or companies, which could reduce the value of the Fund’s investments.

Cyber Security Risk. Failures or breaches of the electronic systems of the Advisor and the Funds’ other service providers, market makers, or the issuers of securities in which the Funds invest have the ability to cause disruptions and negatively impact the Funds’ business operations, potentially resulting in financial losses to the Funds and their shareholders. While the Funds have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Funds cannot control the cyber security plans and systems of the Funds’ service providers, market makers, or issuers of securities in which the Funds invest.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2022

NOTE 7 – SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of that Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of September 30, 2022, 24.40% of the value of the net assets of the Partners Fund were invested in securities within the Financials sector; 24.68%, 20.10% and 16.70% of the value of the net assets of the Focused SCV Fund were invested in securities within the Financials, Consumer Discretionary and Industrials sectors, respectively; 19.10%, 17.82% and 16.22% of the value of the net assets of the International Value Fund were invested in securities within the Energy, Financials and Telecommunication Services sectors, respectively.

NOTE 8 – SUBSEQUENT EVENTS

Special Shareholders Meeting

On November 15, 2022, a special meeting of the shareholders of the Funds was held for the purpose of considering the approval of a new investment advisory agreement between the Trust, on behalf of the Funds and Clifford Capital Partners, LLC. The investment advisory agreement was approved by the shareholders of the Funds and the investment advisory agreement became effective on November 15, 2022 based on the following results:

	Partners Fund	Focused SCV Fund	International Value Fund
Total Outstanding Shares:	5,522,619	1,197,288	56,310
Total Shares Voted:	3,612,393	813,477	52,418
Voted For:	3,610,772	813,054	52,418
Voted Against:	467	423	—
Abstained:	1,154	—	—

Management has evaluated all transactions and events subsequent to the date of the Statements of Assets and Liabilities through the date on which these financial statements were issued and has noted no additional items require disclosure.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders of Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund and Board of Trustees of World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund, Clifford Capital International Value Fund (the “Funds”), each a series of World Funds Trust, as of September 30, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America..

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Clifford Capital Partners Fund	For the year ended September 30, 2022	For the years ended September 30, 2022 and 2021	For the years ended September 30, 2022, 2021, 2020, 2019 and 2018
Clifford Capital Focused Small Cap Value Fund	For the year ended September 30, 2022	For the years ended September 30, 2022 and 2021	For the years ended September 30, 2022 and 2021, and for the period from October 1, 2019 (commencement of operations) through September 30, 2020
Clifford Capital International Value Fund	For the period from May 6, 2022 (commencement of operations) through September 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm - continued

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2014.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2022

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, 800-673-0550.

The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (67) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013.	20	Independent Trustee for the ETF Opportunities Trust for the thirteen series of that Trust (registered investment company)
Mary Lou H. Ivey (64) Trustee	Indefinite, Since June 2010	Senior Vice President, Episcopal Church Building Fund (national non-profit organization), since January 2022; Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), since 2008-2021.	20	Independent Trustee for the ETF Opportunities Trust for the thirteen series of that Trust (registered investment company)
Theo H. Pitt, Jr. (86) Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	20

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Chairman of Hillman Capital Management Investment Trust; Starboard Investment Trust for the fourteen series of that trust; and ETF Opportunities Trust for the thirteen series of that Trust (all registered investment companies)

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert (59) President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc. (fund administration and transfer agency) 2013 to present.
Karen M. Shupe (58) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (68) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (53) Secretary	Indefinite, Since November 2013	Attorney, Practus LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
J. Stephen King (59) Assistant Secretary	Indefinite, Since September 2022	Attorney, Practus LLP (law firm), 2020 to present; The TCW Group, Inc. (investment management firm), 2017 to 2020.
Gino E. Malaspina (54) Assistant Secretary	Indefinite, Since September 2022

Counsel, Practus LLP (law firm), since August 2022; Vice President and Senior Counsel, State Street Corporation, October 2019 to July 2022; Senior Counsel, Apex Fund Services (formerly, Atlantic Fund Services), June 2014 to October 2019.

Holly B. Giangiulio (60) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present,
Laura B. Wright (50) Assistant Secretary	Indefinite, Since May 2022	Fund Administrator, Commonwealth Fund Services, Inc., 2016 to present.
Julian G. Winters (53) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800-673-0550 or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at http://www.sec.gov.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

QUARTERLY PORTFOLIO HOLDINGS

Each Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-PORT”. These filings are available, without charge and upon request, by calling 800-673-0550 or on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AGREEMENT RENEWAL AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

At a meeting held on August 24, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) considered and discussed the continuation of the current Investment Advisory Agreements (the “Clifford Advisory Agreements”) between the Trust and Clifford Capital Partners (“Clifford”) for the Clifford Capital Partners Fund (the “CCP Fund”) and the Clifford Capital Focused Small Cap Fund (the “Clifford Small Cap Fund”) and the approval of a new Investment Advisory Agreement for the CCP Fund, the Clifford Small Cap Fund and the Clifford Capital International Value Fund (the “International Fund”) which will become effective upon shareholder approval. With respect to the International Fund, Clifford requested that the Board rely on the responses to the 15(c)-information request provided in connection with the consideration of such Fund’s initial advisory agreement in February 2022. The Board reflected on its discussions with representatives from Clifford regarding the Clifford Advisory Agreements and the manner in which the Funds were managed.

At the meeting, the Board reviewed, among other things, a memorandum from the Trust’s legal counsel (“Counsel”) that addressed the Trustees’ duties when considering the renewal of the Clifford Advisory Agreements and the approval of the new Advisory Agreement and Clifford’s responses to a request for information from Counsel on behalf of the Board. The Board considered that a change in control of Clifford and an assignment of the Clifford Advisory Agreements would require approval of the new Investment Advisory Agreement for the Clifford-advised Funds. It was noted that the responses included Clifford’s financial statements, a fee comparison analysis for the Clifford Funds and comparable mutual funds, and the current Clifford Advisory Agreements and the new Advisory Agreement. The Trustees discussed the types of information and factors that the Trustees should consider to make an informed decision regarding the renewal of the Clifford Advisory Agreements; the material factors included: (i) the nature, extent, and quality of the services provided by Clifford; (ii) the investment performance of the Clifford Funds; (iii) the costs of the services

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

provided and profits realized by Clifford from its relationship with the Clifford Funds; (iv) the extent to which economies of scale would be realized if the Clifford Funds grow and whether advisory fee levels reflect the economies of scale for the benefit of the Funds’ investors; and (v) Clifford’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared or presented at this and prior Board meetings. The Board requested or was provided with information and reports relevant to the annual renewal of the Clifford Advisory Agreements, including (i) reports regarding the services and support provided by Clifford to the Clifford Funds and their shareholders; (ii) quarterly assessments of the investment performance of the Clifford Funds which had commenced operations; (iii) Clifford’s commentary on the reasons for such Clifford Funds’ performance; (iv) presentations by Clifford management addressing the investment philosophy, investment strategy, personnel, and operations utilized in managing the Clifford Funds; (v) compliance reports concerning the Clifford Funds and Clifford; (vi) disclosure information contained in the registration statement of the Trust and Clifford’s Form ADV; and (vii) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Clifford Advisory Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Clifford, including financial information, a description of personnel and the services provided by Clifford to the Clifford Funds, information on investment advice, performance, summaries of expenses of the Clifford Funds, its compliance program, current legal matters (if any), and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Clifford Funds, as applicable; (iii) the anticipated effect of size on the Clifford Funds’ performance and expenses, as applicable; and (iv) benefits realized by Clifford from its relationship with the Clifford Funds.

The Board did not identify any information that was most relevant to its consideration to approve the Clifford Advisory Agreements, and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the Clifford Advisory Agreements, the Trustees considered numerous factors, including:

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

(1)The nature, extent, and quality of the services provided by Clifford.

In this regard, the Board considered the responsibilities of Clifford under the Clifford Advisory Agreements. The Board reviewed the services provided by Clifford including, without limitation: its procedures for formulating investment recommendations and assuring compliance with the Clifford Funds’ investment objectives and limitations; the coordination of services for the Clifford Funds among the Funds’ service providers; Clifford’s regular communications with Clifford Fund shareholders, including portfolio and market commentary; and the efforts of Clifford to promote the Clifford Funds and grow assets. The Board considered Clifford’s staffing, personnel, and methods of operating; the education and experience of Clifford’s personnel; its financial resources and support; and Clifford’s compliance program, policies and procedures. After reviewing the foregoing and further information from Clifford, the Board concluded that the quality, extent, and nature of the services provided by Clifford were satisfactory and adequate for the Clifford Funds.

(2)Investment Performance of the Clifford Funds and Clifford.

The Trustees considered the CCP Fund’s performance for various periods ended June 30, 2022 versus a peer group of funds (“CCP Fund Peer Group”) with assets below $300 million and the flexibility to invest across the capitalization spectrum derived by Broadridge from Morningstar’s mid-cap value and large value categories (“CCP Custom Category”). The Trustees noted that the CCP Fund underperformed relative to the median of the CCP Fund Peer Group and CCP Custom Category for the one-year period ended June 30, 2022, and the CCP Fund outperformed relative to the median of the CCP Fund Peer Group and the CCP Custom Category for the three- and five-year periods ended June 30, 2022. The Trustees also considered the CCP Fund’s performance relative to its benchmark index, the Russell 3000® Value Index, and noted that it had underperformed its benchmark for the one-year period ended June 30, 2022 and outperformed its benchmark for the three-year and five-year periods ended June 30, 2022.

The Trustees considered the Clifford Small Cap Fund’s performance for various periods ended June 30, 2022 versus a peer group of funds (“Clifford Small Cap Fund Peer Group”) with assets below $100 million derived by Broadridge from Morningstar’s small value category (“Clifford Small Cap Custom Category”). The Trustees noted that, for the one-year period ended June 30, 2022, the Clifford Small Cap Fund underperformed relative to the median of the Clifford Small Cap Fund Peer Group and the Clifford Small Cap Custom Category. The Trustees also considered the Clifford Small Cap Fund’s performance relative to its benchmark

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

index, the Russell 2000® Value Index, noting that it had outperformed its benchmark for the one-year period ended June 30, 2022. The Board considered that the Clifford Small Cap Fund had relatively little performance returns to review and did not have returns for the 3- and 5-year periods.

In considering the foregoing, the Trustees reviewed analytical reports prepared by Broadridge and a variety of other metrics relating to performance within the analytical report. The Trustees also considered specific performance information prepared by Clifford, including information relating to the performance of the Clifford Funds relative to separately managed accounts (the “Composites”) managed by Clifford with investment strategies that are substantially similar to those utilized by the Clifford Funds. The Trustees generally considered information that was as of June 30, 2022. The Board also considered other summary performance information related to the Custom Categories and Peer Groups vis-à-vis the Clifford Funds, including percentile rankings. The Trustees also noted that the performance of the Clifford Funds generally was comparable to the Composites and the Board considered the reasons for differences in results of the Clifford Funds versus the Composites, which it deemed reasonable. The Board concluded, based on the foregoing, that the performance of each of the Clifford Funds was satisfactory.

The Board noted that the International Fund had commenced operations recently, in May 2022 and had no Fund or comparative performance to report at this time. The Trustees reviewed and considered specific performance information as of December 31, 2021 prepared by Clifford relating to the performance of all fully discretionary private advisory accounts managed by Clifford with investment strategies that are substantially similar to those utilized by the Fund (the “International Composite”). In this regard, the Board reviewed the International Composite performance returns, noting that it had out-performed its benchmark for the one-year and since inception periods. The Trustees also considered Clifford’s discussions of the reasons for such outperformance. Based on the foregoing, the Board concluded that Clifford’s performance as reflected by the International Composite performance was satisfactory.

(3)The costs of the services provided and the profits realized by Clifford from the relationship with the Clifford Funds.

In this regard, the Board considered Clifford’s staffing, personnel, and methods of operating; the financial condition and resources of Clifford, and the level of commitment to the Clifford Funds by Clifford’s principals; the asset levels of the Clifford Funds; the expenses or proposed expenses of the Clifford Funds, as well as the profitability or projected profitability of the Funds; and the benefits to Clifford in managing the Funds.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

The Board considered the fees and expenses of the CCP Fund (including the advisory fee) compared to the median of the CCP Fund Peer Group and the CCP Custom Category. The Board noted that the net expense ratio of the CCP Fund was higher than both the CCP Fund Peer Group median and the category median while the advisory fee payable to Clifford by the CCP Fund was ten basis points higher than the CCP Fund Peer Group median and equal to the CCP Custom Category median.

The Board considered the fees and expenses of the Clifford Small Cap Fund (including the advisory fee) compared to the median of the Clifford Small Cap Fund Peer Group and the Clifford Small Cap Custom Category. The Board noted that the net expense ratio of the Clifford Small Cap Fund was equal to the Clifford Small Cap Fund Peer Group median and nine basis points higher than the Clifford Small Cap Custom Category median while the advisory fee payable to Clifford by the Clifford Small Cap Fund was five basis points higher than the Clifford Small Cap Fund Peer Group median and ten basis points higher than the Clifford Small Cap Custom Category median.

The Board determined that the advisory fees with respect to the CCP Fund and Clifford Small Cap Fund under the Clifford Advisory Agreements were within an acceptable range considering the services to be rendered by Clifford and the sizes of these Funds, which are smaller than but comparable to the medians of their relevant Peer Group and substantially smaller than the medians of their Custom Categories. The Board also considered that, in addition, Clifford has contractually agreed, until at least January 31, 2024, to reduce fees and/or reimburse certain CCP Fund expenses in order to keep the CCP Fund’s net expense ratio (excluding interest, distribution and service fees pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) from exceeding 0.90% of the average daily net assets of the CCP Fund’s Institutional Class and Investor Class shares, respectively, and 0.82% for Super Institutional Class shares. The Board also considered that, in addition, Clifford has contractually agreed, until at least January 31, 2024, to reduce fees and/or reimburse certain Clifford Small Cap Fund expenses in order to keep the Fund’s net expense ratio (excluding interest, distribution and service fees pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) from exceeding 1.05% of the average daily net assets of the Clifford Small Cap Fund’s Institutional Class and Investor Class shares, respectively, and 0.97% for Super Institutional Class shares.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

The Board further considered the fees of the CCP Fund and the Clifford Small Cap Fund under the Clifford Advisory Agreements relative to separate accounts managed by Clifford and the reasons for the differences in fees. The Trustees determined that the differences were reasonable under the circumstances. The Board also considered the estimated profitability of the CCP Fund and the Clifford Small Cap Value Fund to Clifford and noted that the CCP Fund was profitable to Clifford at current asset levels while the Clifford Small Cap Fund had not yet reached an asset level to be profitable. Following this comparison and upon further consideration and discussion of the foregoing, the services provided by Clifford, and its profits from managing the CCP Fund and Clifford Small Cap Value Fund, the Board concluded that the fees paid to Clifford under the Clifford Advisory Agreements and the estimated profits realized by Clifford, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Clifford.

The Board compared the fees and expenses of the International Fund (including the advisory fee) to other funds comparable to it in terms of the type of fund, the style of investment management, and the nature of the investment strategy and markets invested in, among other factors, selected by Broadridge from the Morningstar Foreign Large Value Category. The Board noted that the advisory fee payable to Clifford under the Advisory Agreement is 0.85% of the Fund’s average daily net assets and that Clifford has agreed, until at least January 31, 2024, to reduce fees and/or reimburse certain Fund expenses in order to keep the Fund’s net expense ratio (excluding interest, 12b-1 Fees, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) from exceeding 1.05% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively, and 0.97% of the Super Institutional Class shares. The Trustees noted that the advisory fee and net expense ratios are higher than the medians of the comparable peers and the category, but within the range of such funds. The Board also considered the fees of the Fund under the Advisory Agreement relative to those of the International Composite and the reasons for the differences in fees. The Trustees determined that the differences were reasonable under the circumstances and that the advisory fees were within an acceptable range in light of the services to be rendered by Clifford. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the projected profitability and fees to be paid to Clifford were fair and reasonable.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

(4) The extent to which economies of scale would be realized as the Clifford Funds grow and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors.

In this regard, the Board considered the Clifford Funds’ fee arrangements with Clifford. The Board noted that the advisory fee for each Clifford Fund would stay the same as asset levels increased under the Clifford Advisory Agreements. The Trustees noted that Clifford has contractually agreed, until at least January 31, 2024, to reduce fees and/or reimburse certain CCP Fund expenses in order to keep the Fund’s net expense ratio from exceeding 0.90% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively and 0.82% for Super Institutional Class shares, as described above. The Board also noted that Clifford has contractually agreed, until at least January 31, 2024, to reduce fees and/or reimburse certain Clifford Small Cap Fund and International Fund expenses in order to keep the Fund’s net expense ratio from exceeding 1.05% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively, and 0.97% for Super Institutional Class shares, as described above. The Board considered that these expense limitation arrangements should provide greater opportunity for shareholders to share in the future growth of the Clifford Funds by benefitting from lower Fund expenses as assets grow and that these structures may be more beneficial to shareholders than breakpoints, which generally only have the effect of lowering expense ratios at higher asset levels. Following further discussion of the Clifford Funds’ projected asset levels, expectations for growth, and levels of fees, the Board determined that the Clifford Funds’ fee arrangements with Clifford under the Clifford Advisory Agreements were fair and reasonable in relation to the nature and quality of the services provided by Clifford.

(5) Possible conflicts of interest and benefits derived by Clifford.

In considering Clifford’s practices regarding conflicts of interest, the Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Clifford Funds; the basis of decisions to buy or sell securities for the Clifford Funds; the method for bunching of portfolio securities transactions for the Clifford Funds and separate accounts owned by CCP owners or employees; the substance and administration of Clifford’s code of ethics and other relevant policies described in Clifford’s Form ADV. The Board also considered benefits to Clifford that could be derived from managing the Clifford Funds and noted the ability of Clifford to place small accounts in the Clifford Funds that are below the assets level minimums for CCP’s separate accounts, and the appeal

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

that a mutual fund versus separate account management may have to certain distribution channels. It was noted that Clifford does not engage in soft dollars or commission recapture programs. Following further consideration and discussion, the Trustees determined that Clifford’s standards and practices relating to the identification and mitigation of possible conflicts of interest, as well as the benefits derived by Clifford from managing the Clifford Funds, were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion and careful review by the Board, the Trustees determined that the compensation payable under the Clifford Advisory Agreements was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they approved each of the current Clifford Advisory Agreements for an additional one-year term, and the new Clifford Advisory Agreement for a two-year term effective upon approval by Fund shareholders.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Fund Expenses Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distributions (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six months, April 1, 2022 for the Partners Fund and the Focused SCV Fund, May 6, 2022 for the International Value Fund, and held for the period ended September 30, 2022.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Fund Expenses (unaudited)

	Beginning Account Value(1)	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period(2) Ended 9/30/22
Partners Fund
Investor Class Actual	$1,000.00	$919.96	1.15%	$5.54
Investor Class Hypothetical(3)	$1,000.00	$1,019.30	1.15%	$5.82
Institutional Class Actual	$1,000.00	$920.58	0.90%	$4,33
Institutional Class Hypothetical(3)	$1,000.00	$1,020.56	0.90%	$4.56
Super Institutional Class Actual	$1,000.00	$920.36	0.82%	$3.95
Super Institutional Class Hypothetical(3)	$1,000.00	$1,020.96	0.82%	$4.15
Focused SCV Fund
Investor Class Actual	$1,000.00	$891.19	1.30%	$6.16
Investor Class Hypothetical(3)	$1,000.00	$1,018.55	1.30%	$6.58
Institutional Class Actual	$1,000.00	$891.40	1.05%	$4.98
Institutional Class Hypothetical(3)	$1,000.00	$1,019.80	1.05%	$5.32
Super Institutional Class Actual	$1,000.00	$891.63	0.97%	$4.50
Super Institutional Class Hypothetical(3)	$1,000.00	$1,020.21	0.97%	$4.91
International Value Fund
Investor Class Actual	$1,000.00	$923.88	1.30%	$5.04
Investor Class Hypothetical(3)	$1,000.00	$1,018.55	1.30%	$6.58
Institutional Class Actual	$1,000.00	$924.28	1.05%	$4.07
Institutional Class Hypothetical(3)	$1,000.00	$1,019.80	1.05%	$5.32
Super Institutional Class Actual	$1,000.00	$924.28	0.97%	$3.76
Super Institutional Class Hypothetical(3)	$1,000.00	$1,020.21	0.97%	$4.91

(1) Beginning account values are as follows:

Actual:
Partners Fund	4/1/2022
Focused SCV Fund	4/1/2022
International Value Fund	5/6/2022
Hypothetical:
Partners Fund	4/1/2022
Focused SCV Fund	4/1/2022
International Value Fund	4/1/2022

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Fund Expenses (unaudited) - continued

(2) Expenses are equal to the Funds annualized expense ratio multiplied by the average account value for the period, multiplied by 183 days for the Partners Fund, Focused SCV Fund and Hypothetical, 147 days for the International Value Fund in the most recent fiscal period divided by 365 days in the current year.

(3) 5% return before expenses.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Fund Expenses (unaudited) - continued

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

•Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•Information about your transactions with the Funds, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Funds’ custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Funds’ Privacy Notice is not part of this Annual Report.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Privacy Notice

The Clifford Capital Partners Fund, the Clifford Capital Focused Small Cap Value Fund and the Clifford Capital International Value Fund (the Funds’) prospectus contains important information about the Funds’ investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain the Funds’ prospectus containing this and other important information, please call 800-673-0550. Please read the prospectus carefully before you invest. Foreside Fund Services, LLC is the distributor and Clifford Capital Partners, LLC (the “Advisor”) is the investment advisor of the Funds.

The performance data quoted represents past performance and is not a guarantee of future results. Current performance of the Funds’ may be lower or higher than the performance data quoted. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Information provided with respect to each Fund’s Performance Data, Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of September 30, 2022 and are subject to change at any time. For most recent information, please call 800-673-0550.

The Advisor waived or reimbursed part of each Fund’s total expenses. Had the Advisor not waived or reimbursed expenses of the Funds, the Funds’ performance would have been lower.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Important Disclosure Statement

Investment Adviser:

Clifford Capital Partners, LLC
363 S. Main Street, Suite 101
Alpine, Utah 84004

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Transfer Agent, Fund Accounting and Fund Administration:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Custodian:

Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Legal Counsel:

Practus LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

ITEM 2.	CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(f) The code of ethics is attached hereto as exhibit13(a)(1).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,500 for 2022 and $30,000 for 2021.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,500 for 2022 and $6,000 for 2021. The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2022 and $0 for 2021.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant's Audit Committee must pre-approve all audit and  non-audit  services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant's principal  accountant to the investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	NA

(c)	0%

(d)	NA

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2022 and $0 for 2021.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Schedule filed under Item 1 of the Form.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-ENDMANAGEMENT INVESTMENT COMPANY AND AFFILIATEDPURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Solicitations to purchase securities under Rule 23c-1 under the Act: Not applicable.

(a)(4) Change in registrant’s independent public account: Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: December 9, 2022

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: December 9, 2022

* Print the name and title of each signing officer under his or her signature.